UNIPRO FINANCIAL SERVICES, INC.

                          ----------------------------

                             NOTE PURCHASE AGREEMENT

                          ----------------------------

                         UNIPRO FINANCIAL SERVICES, INC.

                             NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT is made effective as of the 30th day of September, 2005 (the "Effective Date") by and among Unipro Financial Services, Inc, a Florida corporation (the "Company"), and the purchasers (individually, a "Purchaser" and collectively, the "Purchasers") whose names appear on the Schedule of Purchasers attached hereto as Exhibit A.

The parties hereby agree as follows:

1. AMOUNT AND TERMS OF THE LOAN

      1 The Loan. Subject to the terms of this Agreement, each Purchaser agrees to lend to the Company the amount set forth opposite each such Purchaser's name on the Schedule of Purchasers (each, a "Loan Amount") against the issuance and delivery by the Company of a convertible promissory note for the Loan Amount in substantially the form attached hereto as Exhibit B (each, a "Note" and collectively, the "Notes"). Each Note shall automatically be converted into Common Stock as provided in such Note upon the closing of a merger or acquisition that results in a change of control (the "Transaction"). The Loan Amounts are hereinafter referred to collectively as the "Loan"). In addition to the Notes, each Purchaser shall receive a warrant in the name of the Purchaser to purchase up to a number of shares of the Company's common stock equal to such Purchaser's pro-rata portion (based upon an aggregate Loan Amount of $100,000) of 100,000, with an exercise price equal to $1.00 and in substantially the same form as attached hereto as Exhibit C (each a "Warrant" and collectively, the "Warrants").

2. THE CLOSING

      1 Closing Date. The closing of the purchase and sale of the Notes shall be held on the Effective Date, or at such other time as the Company and the Purchasers shall agree (the "Closing" or "Closing Date").

      2 Delivery. At the Closing (i) each Purchaser will lend to the Company the amount of such Purchaser's Loan Amount as indicated on the Schedule of Purchasers; and (ii) the Company shall issue and deliver to each Purchaser a
Note in favor of such Purchaser payable in the principal amount of such Purchaser's Loan Amount and a Warrant representing such Purchasers pro-rata amount.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

      The Company hereby represents and warrants to each Purchaser as follows:

      1 Corporate Power. Except as stated in Section 3.2 of this Agreement, the Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

      2 Authorization. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing; provided, however, that the Board of Directors has not yet approved an amendment to the Company's certificate of incorporation (the "Amendment") to authorize the equity securities issuable upon conversion of the Notes. Upon shareholder approval of the Amendment, the amended certificate of incorporation will be submitted to the Secretary of State of the State of Florida for filing. This Agreement, the Notes and the Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Common Stock or other equity securities of the Company, when issued in compliance with the provisions of this Agreement, the Notes and the Warrants, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances. The Notes and the Warrants, when issued in compliance with the provisions of this Agreement, will not violate any preemptive rights or rights of first refusal, will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders through no action of the Company; provided, however, that the Notes and the Warrants may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

      3 Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement and the offer, sale or issuance of the Notes and the Warrants shall have been obtained and will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

      4 Offering. Assuming the accuracy of the representations and warranties of the Purchaser(s) contained in Section 4 hereof, the offer, issue, and sale of the Notes and the Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      1 Purchase for Own Account. Each Purchaser represents that it is acquiring the Notes and the Warrants and the equity securities issuable upon conversion of the Notes and the Warrants, (collectively, the "Securities") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

      2 Information and Sophistication. Each Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities. Each Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser. Each Purchaser further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

      3 Ability to Bear Economic Risk. Each Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

      4 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

            (a) There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

            (b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the 1933 Act or any applicable state securities laws.

            (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a shareholder or partner (or retired partner) of such Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

      5 Further Assurances. Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

      5. MISCELLANEOUS

      5.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      5.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered into, made and to be performed entirely in such state, between residents of such state.

      5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      5.5 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, postage prepaid, addressed to the Company at 31200 Via Colinas, Suite 200, Westlake Village, CA 91362, or to a Purchaser at its address shown on the Schedule of Purchaser(s), or at such other address as such party may designate by ten (10) days advance written notice to the other party.

5.6 Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser(s) of two-thirds (2/3) in interest of the outstanding Loan Amount.

      5.7 Entire Agreement. This Agreement and the Exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

      5.8 Registration Rights. If at any time when there is not already an effective registration statement covering the Registrable Securities (as defined below), the Company shall decide to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (or their then equivalents relating to equity securities to be issued solely in connection with the acquisition of an entity or business, or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Purchaser written notice of such decision. If, within thirty (30) days after receipt of such notice, a Purchaser does not request in writing that some or all of such Purchaser's Registrable Securities be removed from such registration statement, the Company shall then cause the registration under the 1933 Act of all Registrable Securities which are then potentially issuable to such Purchaser. For purposes hereof, "Registrable Securities" means (i) the shares of Common Stock issuable upon the exercise of the Warrants (the "Warrant Shares") and conversion of the Notes (the "Conversion Shares"), (ii) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the Warrant Shares and Conversion Shares and (iii) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, the Registrable Securities.

      IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT on September 30, 2005.

         COMPANY:                         UNIPRO FINANCIAL SERVICES, INC.

                                          By:
                                          Name:
                                          Title: President and Secretary


         PURCHASERS:                      OCEANUS VALUE FUND, L.P.

                                          By: Oceanus Asset Management, L.L.C.,
                                          General Partner

                                          By: /s/ John C. Tausche, Member
                                          -------------------------------
                                          John C. Tausche, Member

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

--------------------------------------------------------------------------------
Purchaser                                                            Loan Amount
--------------------------------------------------------------------------------

OCEANUS VALUE FUND, L.P.                                              100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

                       Form of Convertible Promissory Note

                                    EXHIBIT C

                                 Form of Warrant


                                       8